Loss per share	12 Months Ended
Dec. 31, 2022
Loss per share

8	Loss per share

	2022 £’000	2021 £’000	2020 £’000
Numerator
Loss used in basic EPS and diluted EPS:
Continuing operations	(7,656)	(5,460)	(22,189)
Denominator
Weighted average number of ordinary shares used in basic EPS:	4,941,793	4,027,345	2,142,000
Basic and diluted loss per share:
Continuing operations – £	(1.55)	(1.36)	(10.36)

At a General Meeting on 24 March 2023, shareholders approved a consolidation of the Company’s Ordinary Shares on a one for 20 basis. As a result the par value of the Ordinary Shares was changed from £0.001 per share to £0.02 per share. The denominator has been calculated to reflect the share consolidation.

The Group has made a loss in the current and previous years presented, and therefore the options and warrants are anti-dilutive. As a result, diluted earnings per share is presented on the same basis for all periods shown.